Ivy Funds

Supplement dated May 7, 2019 to the

Ivy Funds Statement of Additional Information

dated January 31, 2019

as supplemented February 21, 2019

The following is inserted immediately preceding the “Portfolio Managers — Portfolio Managers Employed by Pictet AM — Conflicts of Interest for Pictet AM” section beginning on page 111:

The following table provides information relating to the portfolio manager of Ivy Pictet Targeted Return Bond Fund as of March 31, 2019:

Ella Hoxha (Pictet AM CH) — Ivy Pictet Targeted Return Bond Fund*

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	1	16	8
Number of Accounts Managed with Performance-Based Advisory Fees	0	1	3
Assets Managed (in millions)	$230	$4,533	$1,112
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$1,785	$924

*	Ms. Hoxha assumed co-investment management responsibilities for Ivy Pictet Targeted Return Bond Fund effective March 2019.

The following is inserted immediately preceding the “Portfolio Managers — Portfolio Managers Employed by PineBridge” section on page 112:

As of March 31, 2019, the dollar range of shares beneficially owned by the portfolio manager noted below was:

Manager	Dollar Range of Shares Owned in Ivy Pictet Targeted Return Bond Fund	Dollar Range of Shares Owned in the Fund Complex
Ella Hoxha[1]	$0	$0

[1]	Ms. Hoxha assumed co-investment management responsibilities for Ivy Pictet Targeted Return Bond Fund effective March 2019.

Supplement	Statement of Additional Information	1